Exhibit 10(i)(4)
EXHIBIT A
BID-OPTION NOTE
December      , 2004
Detroit, Michigan
For value received, Universal Forest Products, Inc., a Michigan corporation (the “Company”), unconditionally promises to pay to the order of                                                              (the “Lender”), the unpaid principal amount of each Bid-Option Loan made by the Lender to the Company pursuant to the Credit Agreement referred to below, on the last day of the Interest Period relating to such Loan. The Company further promises to pay interest on the aggregate unpaid principal amount of such Bid-Option Loans on the dates and at the rates negotiated as provided in the Credit Agreement. All such payments of principal and interest with respect to Bid-Option Loans shall be made in U.S. Dollars in Same Day Funds at the Agent’s principal office in Detroit, Michigan.
The Lender is hereby authorized by the Company to record on the schedule attached to this Bid-Option Note, or on its books and records, the date, amount and type of each Bid-Option Loan, the duration of the related Interest Period (if applicable), the amount of each payment or prepayment of principal thereon and the other information provided for on such schedule, which schedule or such books and records, as the case may be, shall constitute prima facie evidence of the information so recorded, provided, however, that any failure by the Lender to record any such information shall not relieve the Company of its obligation to repay the outstanding principal amount of such Bid-Option Loans, all accrued interest thereon and any amount payable with respect thereto in accordance with the terms of this Bid-Option Note and the Credit Agreement.
The Company and each endorser or guarantor hereof waives demand, presentment, protest, diligence, notice of dishonor and any other formality in connection with this Bid-Option Note. Should the indebtedness evidenced by this Bid-Option Note or any part thereof be collected in any proceeding or be placed in the hands of attorneys for collection, the Company agrees to pay, in addition to the principal, interest and other sums due and payable hereon, all costs of collecting this Bid-Option Note, including attorneys’ fees and expenses (including without limitation allocated costs and expenses of attorneys who are employees of the Lender).
This Bid-Option Note evidences one or more Bid-Option Loans made under the Credit Agreement, dated as December ____, 2004, as amended, supplemented or otherwise modified from time to time (the “Credit Agreement”), by and among the Company, the Canadian Borrower, the lenders party thereto from time to time (including the Lender), JPMorgan Chase Bank, N.A., as Agent, Wachovia Bank, N.A., as Syndication Agent, and Standard Federal Bank, N.A., as Documentation Agent, to which reference is hereby made for a statement of the circumstances under which this Bid-Option Note is subject to prepayment and under which its due date may be accelerated. Capitalized terms used but not defined in this Bid-Option Note shall have the respective meanings ascribed thereto in the Credit Agreement.

This Bid-Option Note is made under, and shall be governed by and construed in accordance with, the laws of the State of Michigan applicable to contracts made and to be performed entirely within such State and without giving effect to choice of law principles of such State.

UNIVERSAL FOREST PRODUCTS, INC.

By:

Print Name:

Its:

BID-OPTION NOTE

Schedule to Bid-Option Note, dated December      , 2004,
payable by Universal Forest Products, Inc. to the order of

Type
	Principal	of
	Amount of	Bid-			Amount	Principal	Notation
Transaction	Bid-Option	Option	Interest	Interest	Paid Or	Balance	Made
Date	Loan	Loan*	Rate	Period	Prepaid	Outstanding	By

*	A — Bid-Option Absolute Rate

E — Bid-Option Eurocurrency Rate
BID-OPTION NOTE

EXHIBIT B
GUARANTY AGREEMENT
PARTIES
THIS GUARANTY AGREEMENT, dated as of December 20, 2004 (this “Guaranty”), is made by UNIVERSAL FOREST PRODUCTS, INC., a Michigan corporation (the “Company”), UNIVERSAL FOREST PRODUCTS TEXAS LIMITED PARTNERSHIP, a Michigan limited partnership (“Universal Texas”), UNIVERSAL FOREST PRODUCTS HOLDING COMPANY, INC., a Michigan corporation (“Universal Holding”), UNIVERSAL FOREST PRODUCTS WESTERN DIVISION, INC., a Michigan corporation (“Universal Western”), UNIVERSAL FOREST PRODUCTS EASTERN DIVISION, INC., a Michigan corporation (“Universal Eastern”), UNIVERSAL TRUSS, INC., a Michigan corporation (“Universal Truss”), UNIVERSAL FOREST PRODUCTS RECLAMATION CENTER, INC., a Michigan corporation (“Universal Reclamation”), UNIVERSAL FOREST PRODUCTS OF MODESTO L.L.C., a Michigan limited liability company (“Universal Modesto”), TRESSTAR, LLC, a Michigan limited liability company (“Tresstar”), UFP VENTURES, INC., a Michigan corporation (“UFP Ventures”), UFP REAL ESTATE, INC., a Michigan corporation (“UFP Real Estate”), UFP VENTURES II, INC., a Michigan corporation (“UFP Ventures II”), UNIVERSAL FOREST PRODUCTS RMS, LLC a Michigan limited liability company (“Universal RMS”), UFP TRANSPORTATION, INC. a Michigan limited liability company, (“UFP Transportation”), INDIANAPOLIS REAL ESTATE, LLC, a Michigan limited liability company (“Indianapolis Real Estate” and together with the Company, Universal Texas, Universal Holding, Universal Western, Universal Eastern, Universal Truss, Universal Reclamation, Universal Modesto, Tresstar, UFP Ventures, UFP Real Estate UFP Ventures II, Universal RMS, and UFP Transportation, collectively referred to as the “Guarantors”) in favor of each of the Lenders as defined below.
RECITALS
A. The Company and the Canadian Borrower (collectively referred to as the “Borrowers”, and individually as a “Borrower”), the lenders party thereto from time to time (such lenders, together with any other lenders now or hereafter parties to the Credit Agreement as defined below, collectively referred to as the “Banks”), JPMorgan Chase Bank, N.A., as agent for the Banks (in such capacity, together with any successor agent, the “Agent”), Wachovia Bank, N.A., as Syndication Agent, and Standard Federal Bank, N.A., as Documentation Agent, have executed a Credit Agreement dated as December 20, 2004 (as amended or modified from time to time, and together with any agreement executed in replacement therefor or otherwise refinancing such credit agreement, the “Credit Agreement”), and the Borrowers have issued their promissory notes pursuant to the Credit Agreement (as amended or modified from time to time and together with any promissory note or notes issued in exchange or replacement therefor or otherwise issued pursuant to the Credit Agreement, the “Notes”, and the Credit Agreement, the Notes and all other agreements and instruments among the Borrowers, the Agent and the Banks, or any of them, executed in connection therewith, including without limitation any Rate Hedging Agreements relating to the Credit Agreement, whether now or hereafter executed, and any supplements or modifications thereof and any agreements or instruments issued in exchange or replacement therefor, collectively referred to as the “Agreements”).
B. Pursuant to the terms of the Agreements the Banks have agreed to make certain extensions of credit to the Borrowers.
GUARANTY AGREEMENT

C. Each Guarantor, other than the Company, is a Domestic Subsidiary of the Company or the Canadian Borrower. The Canadian Borrower, the Company, and the other Guarantors are engaged in related businesses, and the Guarantors have derived or will derive substantial direct and indirect benefit from the making of the extensions of credit by the Banks.
D. The obligation of the Banks to make or continue to make certain extensions of credit under the Credit Agreement are conditioned upon, among other things, the execution and delivery by the Guarantors of this Guaranty, and the extensions of credit under the Credit Agreement were made in reliance upon the issuance of this Guaranty.
AGREEMENT
In consideration of the premises and to induce the Banks to make loans, extend credit or make other financial accommodations, and to continue to keep such credit and other financial accommodations available to the Borrowers, each Guarantor hereby agrees with and for the benefit of the Banks as follows:
1. Defined Terms. As used in this Guaranty, terms defined in the first paragraph of this Guaranty and in the recital paragraphs are used herein as defined therein, and the following terms shall have the following meanings:
“Cumulative Guarantors” shall mean the Guarantors and all other future guarantors of the Liabilities.
“Lenders” shall mean the Banks and the Agent and their successors and assigns.
“Liabilities” shall mean (i) with respect to the Guarantors other than the Company, all indebtedness, obligations and liabilities of the Borrowers to any of the Lenders in connection with or pursuant to the Agreements, including without limitation, all principal, interest (including but without limitation interest which, but for the filling of a bankruptcy petition, would have accrued on the principal amount of the Liabilities), charges, fees and all costs and expenses, including without limitation reasonable fees and expenses of counsel, in each case whether now existing or hereafter arising, direct or indirect (including without limitation any participation interest acquired by any Lender in such indebtedness, obligations and liabilities of the Borrowers to any other person), absolute or contingent, joint and/or several, secured or unsecured, arising by operation of law or otherwise, and (ii) with respect to the Company, all indebtedness, obligations and liabilities of the Canadian Borrower to any of the Lenders in connection with or pursuant to the Agreements, including without limitation, all principal, interest (including but without limitation interest which, but for the filling of a bankruptcy petition, would have accrued on the principal amount of the Liabilities), charges, fees and all costs and expenses, including without limitation reasonable fees and expenses of counsel, in each case whether now existing or hereafter arising, direct or indirect (including without limitation any participation interest acquired by any Lender in such indebtedness, obligations and liabilities of the Canadian Borrower to any other person), absolute or contingent, joint and/or several, secured or unsecured, arising by operation of law or otherwise.
GUARANTY AGREEMENT

All other capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Credit Agreement.
2. Guarantee. (a) Each Guarantor hereby guarantees to the Lenders, irrevocably, absolutely and unconditionally, as primary obligor and not as surety only, the prompt and complete payment of the Liabilities.
(b) All payments to be made under this Guaranty (except pursuant to paragraph (c) below) shall be made to each Lender pro rata in accordance with the unpaid amount of Liabilities held by each Lender at the time of such payment.
(c) The Guarantors agree to make prompt payment, on demand, of any and all reasonable costs and expenses incurred by any Lender in connection with enforcing the obligations of any of the Guarantors hereunder including without limitation the reasonable fees and disbursements of counsel.
3. Consents to Renewals, Modifications and other Actions and Events. This Guaranty and all of the obligations of the Guarantors hereunder shall remain in full force and effect without regard to and shall not be released, affected or impaired by: (a) any amendment, assignment, transfer, modification of or addition or supplement to the Liabilities or any Agreement; (b) any extension, indulgence, increase in the Liabilities or other action or inaction in respect of any of the Agreements or otherwise with respect to the Liabilities, or any acceptance of security for, or other guaranties of, any of the Liabilities or Agreements, or any surrender, release, exchange, impairment or alteration of any such security or guaranties including without limitation the failing to perfect a security interest in any such security or abstaining from taking advantage of or realizing upon any other guaranties or upon any security interest in any such security; (c) any default by any Borrower under, or any lack of due execution, invalidity or unenforceability of, or any irregularity or other defect in, any of the Agreements; (d) any waiver by any Lender or any other person of any required performance or otherwise of any condition precedent or waiver of any requirement imposed by any of the Agreements, any other guaranties or otherwise with respect to the Liabilities; (e) any exercise or non-exercise of any right, remedy, power or privilege in respect of this Guaranty, any other guaranty or any of the Agreements; (f) any sale, lease, transfer or other disposition of the assets of any Borrower or any consolidation or merger of any Borrower with or into any other person, corporation, or entity, or any transfer or other disposition of any shares of capital stock of any Borrower; (g) any bankruptcy, insolvency, reorganization or similar proceedings involving or affecting any Borrower or any other guarantor of the Liabilities; (h) the release or discharge of any Borrower from the performance or observance of any agreement, covenant, term or condition under any of the Liabilities or contained in any of the Agreements, of any Cumulative Guarantor or of this Guaranty, by operation of law or otherwise; or (i) any other cause whether similar or dissimilar to the foregoing which, in the absence of this provision, would release, affect or impair the obligations, covenants, agreements or duties of any Guarantor hereunder or constitute a defense hereto, including without limitation any act or omission by any Lender or any other person which increases the scope of any Guarantor’s risk; and in each case described in this paragraph whether or not any Guarantor shall have notice or knowledge of any of the foregoing, each of which is specifically waived by each Guarantor. Each Guarantor warrants to the Lenders that it has adequate means to obtain from the Borrowers on a continuing basis information concerning the financial condition and other matters with respect to the Borrowers and that it is not relying on any Lender to provide such information either now or in the future.
GUARANTY AGREEMENT

4. Waivers, Etc. Each Guarantor unconditionally waives: (a) notice of any of the matters referred to in Paragraph 3 above; (b) all notices which may be required by statute, rule of law or otherwise to preserve any rights of any Lender, including, without limitation, notice to the Guarantors of default, presentment to and demand of payment or performance from any Borrower and protest for non-payment or dishonor; (c) any right to the exercise by any Lender of any right, remedy, power or privilege in connection with any of the Agreements; (d) any requirement of diligence or marshaling on the part of any Lender; (e) any requirement that any Lender, in the event of any default by any Borrower, first make demand upon or seek to enforce remedies against, such Borrower or any other Cumulative Guarantor before demanding payment under or seeking to enforce this Guaranty; (f) any right to notice of the disposition of any security which any Lender may hold from any Borrower or otherwise and any right to object to the commercial reasonableness of the disposition of any such security; and (g) all errors and omissions in connection with any Lender’s administration of any of the Liabilities, any of the Agreements or any other Cumulative Guarantor, or any other act or omission of any Lender which changes the scope of such Guarantor’s risk. The obligations of each Guarantor hereunder shall be complete and binding forthwith upon the execution of this Guaranty by it and subject to no condition whatsoever, precedent or otherwise, and notice of acceptance hereof or action in reliance hereon shall not be required.
5. Nature of Guaranty; Payments. This Guaranty is an absolute, unconditional, irrevocable and continuing guaranty of payment and not a guaranty of collection, and is wholly independent of and in addition to other rights and remedies of any Lender with respect to any Borrower, any collateral, any Cumulative Guarantor or otherwise, and it is not contingent upon the pursuit by any Lender of any such rights and remedies, such pursuit being hereby waived by each Guarantor. The obligations of each Guarantor hereunder shall be continuing and shall continue (irrespective of any statute of limitations otherwise applicable) and cover and include all the Liabilities of the Borrowers accruing or in the process of accruing to the Lenders before the Lenders deliver to the Guarantors a release of this Guaranty, which is in writing, refers specifically to this Guaranty, and is signed by a President, a Senior Vice President, or a Vice President of each Lender. Nothing shall discharge or satisfy the liability of any Guarantor hereunder except the full and irrevocable payment and performance of all of the Liabilities and the expiration or termination of all the Agreements. All payments to be made by the Guarantors hereunder shall be made without set-offs or counterclaim, and each Guarantor hereby waives the assertion of any such set-offs or counterclaims in any proceeding to enforce its obligations hereunder. All payments to be made by each Guarantor hereunder shall also be made without deduction or withholding for, or on account of, any present or future taxes or other similar charges of whatsoever nature, provided that if any Guarantor is nevertheless required by law to make any deduction or withholding, such Guarantor shall pay to the Lenders such additional amounts as may be necessary to ensure that the Lenders shall receive a net sum equal to the sum which it would have received had no such deduction or withholding been made. Each Guarantor agrees that, if at any time all or any part of any payment previously applied by any Lender to any of the Liabilities must be returned by such Lender for any reason, whether by court order, administrative order, or settlement and whether as a “voidable preference”, “fraudulent conveyance” or otherwise, each Guarantor remains liable for the full amount returned as if such amount had never been received by such Lender, notwithstanding any termination of this Guaranty or any cancellation of any of the Agreements and the Liabilities and all obligations of each Guarantor hereunder shall be reinstated in such case.
GUARANTY AGREEMENT

6. Evidence of Liabilities. Each Lender’s books and records showing the Liabilities shall be admissible in any action or proceeding, shall be binding upon each Guarantor for the purpose of establishing the Liabilities due from the Borrowers and shall constitute prima facie proof, absent manifest error, of the Liabilities of the Borrowers to such Lender, as well as the obligations of each Guarantor to such Lender.
7. Subordination, Subrogation, Contribution, Etc. Each Guarantor agrees that all present and future indebtedness, obligations and liabilities of any Borrower to such Guarantor shall be fully subordinate and junior in right and priority of payment to any indebtedness of such Borrower to the Lenders, and no Guarantor shall have any right of subrogation, contribution (including but without limitation the contribution and subrogation rights granted below), reimbursement or indemnity whatsoever nor any right of recourse to security for the debts and obligations of such Borrower unless and until all Liabilities shall have been paid in full, such payment is not subject to any possibility of revocation or rescission and all Agreements have expired or been terminated. Subject to the preceding sentence, if any Guarantor makes a payment in respect of the Liabilities it shall be subrogated to the rights of the payee against the relevant Borrower with respect to such payment and shall have the rights of contribution set forth below against all other Cumulative Guarantors and each Guarantor agrees that all other Cumulative Guarantors shall have the rights of contribution against it set forth below. If any Guarantor makes a payment in respect of the Liabilities that is smaller in proportion to its Payment Share (as hereinafter defined) than such payments made by the other Cumulative Guarantors are in proportion to the amounts of their respective Payment Shares, such Guarantor shall, when permitted by the first sentence of this Section 7, pay to the other Guarantors an amount such that the net payments made by the Cumulative Guarantors in respect of the Liabilities shall be shared among the Cumulative Guarantors pro rata in proportion to their respective Payment Shares. If any Guarantor receives any payment by way of subrogation that is greater in proportion to the amount of its Payment Share than the payments received by the other Cumulative Guarantors are in proportion to the amounts of their respective Payment Shares, such Guarantor shall, when permitted by the first sentence of this Section 7, pay to the other Cumulative Guarantors an amount such that the subrogation payments received by the Guarantors shall be shared among the Cumulative Guarantors pro rata in proportion to their respective Payment Shares.
For purposes of this Guaranty, the “Payment Share” of any Cumulative Guarantor shall be the sum of (a) the aggregate proceeds of the Liabilities received by such Guarantor (and, if received subject to a repayment obligation, remaining unpaid on the Determination Date, as hereinafter defined), plus (b) the product of (i) the aggregate Liabilities remaining unpaid on the date such Liabilities become due and payable in full, whether by stated maturity, acceleration or otherwise (the “Determination Date”) reduced by the amount of such Liabilities attributed to all of the Cumulative Guarantors pursuant to clause (a) above, times (ii) a fraction, the numerator of which is such Guarantor’s net worth on the effective date of this Guaranty (determined as of the end of the immediately preceding fiscal reporting period of the Guarantor), and the denominator of which is the aggregate net worth of all of the Cumulative Guarantors, determined for each Cumulative Guarantor on the respective effective date of the guaranty signed by such Cumulative Guarantor.
GUARANTY AGREEMENT

8. Assignment by Lenders. Each Lender shall have the right to assign and transfer this Guaranty to any assignee of any portion of the Liabilities. Each Lender’s successors and assigns hereunder shall have the right to rely upon and enforce this Guaranty.
9. Joint and Several Obligations. The obligations of the Guarantors hereunder and all other Cumulative Guarantors shall be joint and several and each Guarantor shall be liable for all of the Liabilities to the extent provided herein regardless of any other Cumulative Guarantors, and each Lender shall have the right, in its sole discretion to pursue its remedies against any Guarantor without the need to pursue its remedies against any other Cumulative Guarantor, whether now or hereafter in existence, or against anyone or more Cumulative Guarantors separately or against any two or more jointly, or against some separately and some jointly.
10. Representations and Warranties. Each Guarantor hereby represents and warrants to the Lenders that:
(a) the execution, delivery and performance by the Guarantor of this Guaranty are within its corporate, company, or partnership powers, have been duly authorized by all necessary corporate, company, or partnership action, require no action by or in respect of, or filing with, any governmental body, agency or official, and do not contravene or constitute a default under, any provision of applicable law or regulation or of the articles of incorporation, articles of organization, certificate of limited partnership or other charter documents or bylaws, operating agreement or partnership agreement of such Guarantor, or of any agreement, judgment, injunction, order, decree or other instrument binding upon such Guarantor, or result in the creation or imposition of any lien, security interest or other charge or encumbrance on any asset of such Guarantor;
(b) this Guaranty constitutes a legal, valid and binding agreement of each Guarantor, enforceable against the Guarantor in accordance with its terms;
(c) as of the date hereof, each of the following is true and correct for each Guarantor, assuming value is given to the rights of contribution and subrogation as described in Section 7 hereof: (i) the fair saleable value and the fair valuation of such Guarantor’s property is greater than the total amount of its liabilities (including contingent liabilities) and greater than the amount that would be required to pay its probable aggregate liability on its existing debts as they become absolute and matured, (ii) each Guarantor’s capital is not unreasonably small in relation to its current and/or contemplated business or other undertaken transactions, and (iii) each Guarantor does not intend to incur, or believe that it will incur, debt beyond its ability to pay such debts as they become due; and
(d) the Canadian Borrower, the Company, and the other Guarantors are engaged as an integrated group in the business of providing related services; that the integrated operation requires financing on such a basis that credit supplied to the Borrowers can be made available from time to time to various subsidiaries of the Borrowers, as required for the continued successful operation of the integrated group as a whole; and that each Guarantor has requested the Lenders to continue to lend and to make credit available to the Borrowers for the purpose of financing the integrated operations of the Borrowers and their subsidiaries, including each Guarantor other than the Company, with each Guarantor expecting to derive benefit, direct or indirectly, from the loans and other credit extended by the Lenders to the Borrowers, both in such Guarantor’s separate capacity and as a member of the integrated group, inasmuch as the successful operation and condition of each Guarantor is dependent upon the continued successful performance of the functions of the integrated group as a whole. Each of the Guarantors hereby determines and agrees that the execution, delivery and performance of this Guaranty are necessary and convenient to the conduct, promotion or attainment of the business of such Guarantor and in · furtherance of the corporate purposes of such Guarantor.
GUARANTY AGREEMENT

11. Binding on Successors and Assigns. This Guaranty shall be the valid, binding and enforceable obligation of the Guarantors and their successors and assigns.
12. Indemnity. As a separate, additional and continuing obligation, each Guarantor unconditionally and irrevocably undertakes and agrees with each Lender that, should the Liabilities not be recoverable from any Guarantor as guarantor under this Guaranty for any reason whatsoever (including, without limitation, by reason of any provision of any of the Liabilities or the Agreements being or becoming void, unenforceable, or otherwise invalid under any applicable law) then, notwithstanding any knowledge thereof by any Lender at any time, each Guarantor as original and independent obligor, upon demand by the Lenders, will make payment to the Lenders of the Liabilities by way of a full indemnity.
13. Cumulative Rights and Remedies, Etc. The obligations of each Guarantor under this Guaranty are continuing obligations and a new cause of action shall arise in respect of each default hereunder. No course of dealing on the part of any Lender, nor any delay or failure on the part of any Lender in exercising any right, power or privilege hereunder, shall operate as a waiver of such right, power, or privilege or otherwise prejudice the Lenders’ rights and remedies hereunder; nor shall any single or partial exercise thereof preclude any further exercise thereof or the exercise of any other right, power or privilege. No right or remedy conferred upon or reserved to any Lender under this Guaranty is intended to be exclusive of any other right or remedy, and every right and remedy shall be cumulative and in addition to every other right or remedy given hereunder or now or hereafter existing under any applicable law. Every right and remedy given by this Guaranty or by applicable law to the Lenders may be exercised from time to time and as often as may be deemed expedient by any Lender.
14. Severability. If anyone or more provisions of this Guaranty should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected, impaired, prejudiced or disturbed thereby, and any provision hereunder found partially unenforceable shall be interpreted to be enforceable to the fullest extent possible. If at any time all or any portion of the obligation of any Guarantor under this Guaranty would otherwise be determined by a court of competent jurisdiction to be invalid, unenforceable or avoidable under Section 548 of the federal Bankruptcy Code or under any fraudulent conveyance or transfer laws or similar applicable law of any jurisdiction, then notwithstanding any other provisions of this Guaranty to the contrary such obligation or portion thereof of such Guarantor under this Guaranty shall be limited to the greatest of (i) the value of any quantified economic benefits accruing to such Guarantor as a result of this Guaranty, (ii) an amount equal to 95% of the excess on the date the relevant Liabilities were incurred of the present fair saleable value of the assets of such Guarantor over the amount of all liabilities of such Guarantor, contingent or otherwise, and (iii) the maximum amount of which this Guaranty IS determined to be enforceable.
GUARANTY AGREEMENT

15. Merger; Amendments. This Guaranty is intended as a final expression of the subject matter hereof and is also intended as a complete and exclusive statement of the terms hereof. Each Guarantor’s liability hereunder is independent of and in addition to its liability under any other guaranty previously of subsequently executed. No course of dealing, course of performance or trade usage, and no parole evidence of any nature, shall be used to supplement or modify any terms hereof, nor are there any conditions to the full effectiveness of this Guaranty. None of the terms and provisions of this Guaranty may be waived, altered, modified or amended in any way except by an instrument in writing executed by duly authorized officers of each Lender and the Guarantors.
16. Consent to Jurisdiction. Notwithstanding the place where any Liability originates or arises, or is to be repaid, any suit, action or proceeding arising out of or relating to this Guaranty, any of the Agreements, or any borrowing made in connection with any of the Agreements, may be instituted in any court of the United States of America or the State of Michigan, sitting in the City of Detroit, State of Michigan, and each Guarantor hereby irrevocably waives any objection which it may have or hereafter have to the laying of the venue of any such suit, action or proceeding and any claim that any such suit, action or proceeding has been brought in an inconvenient forum; and each Guarantor hereby irrevocably submits his person and property to the jurisdiction of any such court in any such suit, action or proceeding. Each Guarantor hereby consents to the service of process in any suit, action or proceeding of the nature referred to in this Section 16 by the mailing of a copy thereof by registered or certified mail, postage prepaid, or personally delivering a copy thereof to such Guarantor, at the address set forth under its signature below, or at such other address as such Guarantor may hereafter specify to the Lenders in writing. Nothing in this Section 16 shall affect the right of any Lender to serve process in any other manner permitted by law or limit the right of the Lenders to bring proceedings against any Guarantor or any of its property in the courts of any other jurisdiction in which it is subject to service of process. To the extent that any Guarantor now or hereafter may be entitled, in any jurisdiction in which proceedings may at any time be commenced with respect to this Guaranty or the transactions contemplated hereby, to claim itself or its revenues, assets or properties any immunity (including, without limitation, immunity from service of process, jurisdiction, suit, judgment, counterclaim, enforcement of or execution on a judgment, attachment prior to the judgment, attachment in aid of execution of a judgment or other legal process), and to the extent that in any such jurisdiction there may be attributed any such immunity (whether or not claimed), such Guarantor hereby irrevocably undertakes not to claim and hereby irrevocably waives any such immunity to the fullest extent permitted by law. Each Guarantor irrevocably and generally consents in respect of any proceedings to the giving of any relief or the issue of any process in connection with those proceedings including, without limitation, the making, enforcement or execution against any assets whatsoever of any order or judgment which may be made or given in those proceedings.
17. Governing Law; Headings. This Guaranty shall be governed by and construed in accordance with the laws of the State of Michigan without giving effect to the choice of law principles of such state. The headings of the various paragraphs hereof are for the convenience of reference only and shall in no way modify any of the terms or provisions hereof.
GUARANTY AGREEMENT

18. Notices. Any notice, demand, consent or request given or made to each Guarantor by any Lender shall be deemed to have been duly given or made if sent in writing (including telecommunications) to such Guarantor to the address or telex or telecopy number set forth below the name of such Guarantor on the signature page hereof, or at such other address or telex or telecopy number as such Guarantor may hereafter specify to the Lenders in writing. All notices or other communications sent by means of telecopy, telex or other wire transmission shall be made with request for assurance of receipt in a manner typical with respect to communications of that type. Written notices or other communications shall be deemed delivered upon receipt if delivered by hand or by telecopy, three business days after mailing if mailed, or one business day after deposit with an overnight courier service if delivered by overnight courier. Notices or other communications delivered by hand shall be deemed delivered upon receipt.
19. WAIVER OF JURY TRIAL. THE LENDERS, IN ACCEPTING THIS GUARANTY, AND THE GUARANTORS, AFTER CONSULTING OR HAVING HAD THE OPPORTUNITY TO CONSULT WITH COUNSEL, KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT ANY OF THEM MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION BASED UPON OR ARISING OUT OF THIS GUARANTY OR ANY RELATED INSTRUMENT OR AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED BY THIS GUARANTY OR ANY COURSE OF CONDUCT, DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF ANY OF THEM. NEITHER THE LENDERS NOR THE GUARANTORS SHALL SEEK TO CONSOLIDATE, BY COUNTERCLAIM OR OTHERWISE, ANY SUCH ACTION IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. THESE PROVISIONS SHALL NOT BE DEEMED TO HAVE BEEN MODIFIED IN ANY RESPECT OR RELINQUISHED BY ANY OF THE LENDERS OR THE GUARANTORS EXCEPT BY A WRITTEN INSTRUMENT EXECUTED BY ALL OF THEM. THIS GUARANTY IS FREELY AND VOLUNTARILY GIVEN TO THE LENDERS BY THE GUARANTORS WITHOUT ANY DURESS OR COERCION, AND AFTER EACH GUARANTOR HAS EITHER CONSULTED WITH COUNSEL OR BEEN GIVEN AN OPPORTUNITY TO DO SO. EACH GUARANTOR HAS CAREFULLY AND COMPLETELY READ ALL OF THE TERMS AND PROVISIONS OF THIS GUARANTY AND OF EACH AGREEMENT.
GUARANTY AGREEMENT

EXECUTED and effective as of the day and year first above written.

UNIVERSAL FOREST PRODUCTS, INC.

By:

Print Name:

Its:

UNIVERSAL FOREST PRODUCTS TEXAS LIMITED PARTNERSHIP

By:

Print Name:

Its:

UNIVERSAL FOREST PRODUCTS HOLDING COMPANY, INC.

By:

Print Name:

Its:

UNIVERSAL FOREST PRODUCTS WESTERN DIVISION, INC.

By:

Print Name:

Its:

GUARANTY AGREEMENT

UNIVERSAL FOREST PRODUCTS EASTERN DIVISION, INC.

By:

Print Name:

Its:

UNIVERSAL TRUSS, INC.

By:

Print Name:

Its:

UNIVERSAL FOREST PRODUCTS RECLAMATION CENTER, INC.

By:

Print Name:

Its:

UNIVERSAL FOREST PRODUCTS OF MODESTO L.L.C.

By:

Print Name:

Its:

GUARANTY AGREEMENT

TRESSTAR, LLC

By:

Print Name:

Its:

UFP VENTURES, INC.

By:

Print Name:

Its:

UFP REAL ESTATE, INC.

By:

Print Name:

Its:

UFP VENTURES II, INC.

By:

Print Name:

Its:

GUARANTY AGREEMENT

UNIVERSAL FOREST PRODUCTS RMS, LLC

By:

Print Name:

Its:

UFP TRANSPORTATION, INC.

By:

Print Name:

Its:

INDIANAPOLIS REAL ESTATE, LLC

By:

Print Name:

Its:

Address for each Guarantor:
2801 Beltline NE
Grand Rapids, MI 49505
Telecopy No.: 616-361-7534
GUARANTY AGREEMENT

EXHIBIT C
REVOLVING CREDIT NOTE

$	December , 2004
Detroit, Michigan
FOR VALUE RECEIVED,                                         , a                                          (the “Company”), hereby unconditionally promises to pay to the order of                                          (the “Lender”), at the principal banking office of the Agent in Detroit, Michigan in [U.S.] [Canadian] Dollars and in Same Day Funds, the principal sum of                                          [U.S.] [Canadian] Dollars ([C]$                                        ) or such lesser amount as is recorded on the schedule attached hereto, or in the books and records of the Lender, on the Termination Date; and to pay interest on the unpaid principal balance hereof from time to time outstanding, in like money and funds, for the period from the date hereof until the Syndicated Loans evidenced hereby shall be paid in full, at the rates per annum and on the dates provided in the Credit Agreement referred to below.
The Lender is hereby authorized by the Company to record on the schedule attached to this Revolving Credit Note, or on its books and records, the date, amount and type of each Syndicated Loan, the duration of the related Interest Period (if applicable), the amount of each payment or prepayment of principal thereon and the other information provided for on such schedule, which schedule or such books and records, as the case may be, shall constitute prima facie evidence of the information so recorded, provided, however, that any failure by the Lender to record any such information shall not relieve the Company of its obligation to repay the outstanding principal amount of such Syndicated Loans, all accrued interest thereon and any amount payable with respect thereto in accordance with the terms of this Revolving Credit Note and the Credit Agreement.
The Company and each endorser or guarantor hereof waives demand, presentment, protest, diligence, notice of dishonor and any other formality in connection with this Revolving Credit Note. Should the indebtedness evidenced by this Revolving Credit Note or any part thereof be collected in any proceeding or be placed in the hands of attorneys for collection, the Company agrees to pay, in addition to the principal, interest and other sums due and payable hereon, all costs of collecting this Revolving Credit Note, including attorneys’ fees and expenses (including without limitation allocated costs and expenses of attorneys who are employees of the Lender).
This Revolving Credit Note evidences one or more Syndicated Loans made under a Credit Agreement, dated as of December  _____, 2004 (as amended or modified from time to time, the “Credit Agreement”), by and among the Company, the other Borrower, the lenders party thereto from time to time (including the Lender), JPMorgan Chase Bank, N.A., as Agent, Wachovia Bank, N.A., as Syndication Agent, and Standard Federal Bank, N.A., as Documentation Agent, to which reference is hereby made for a statement of the circumstances under which this Revolving Credit Note is subject to prepayment and under which its due date may be accelerated. Capitalized terms used but not defined in this Revolving Credit Note shall have the respective meanings assigned to them in the Credit Agreement.
REVOLVING CREDIT NOTE

This Revolving Credit Note is made under, and shall be governed by and construed in accordance with, the laws of the State of Michigan in the same manner applicable to contracts made and to be performed entirely within such State and without giving effect to choice of law principles of such State.

By:

Print Name:

Its:

REVOLVING CREDIT NOTE

Schedule to Revolving Credit Note, dated
December           , 2004, made by
in favor of

Principal
Amount
	Principal	Type		Interest	Paid, Pre-	Principal
Transaction	Amount of	of	Interest	Period (if	paid or	Balance	Notation
Date	Loan	Loan*	Rate	applicable	Converted	Outstanding	Made By

*	E — Syndicated Eurodollar Rate

F — Floating Rate

B — BA Rate
REVOLVING CREDIT NOTE

EXHIBIT D
SWINGLINE NOTE

$	December , 2004
Detroit, Michigan
FOR VALUE RECEIVED, Universal Forest Products, Inc., a Michigan corporation (the “Company”), hereby promises to pay to the order of JPMorgan Chase Bank, N.A. (the “Agent”), at the principal banking office of the Agent in Detroit, Michigan in U.S. Dollars and in Same Day Funds, the principal sum of                      U.S. Dollars ($                    ), or such lesser amount as is recorded on the schedule attached hereto or in the books and records of the Agent, on the Termination Date or such earlier date as the Agent may require in its sole discretion; and to pay interest on the unpaid principal balance hereof from time to time outstanding, in like money and funds, for the period from the date hereof until the Swingline Loans evidenced hereby shall be paid in full, at the rates per annum and on the dates provided in the Credit Agreement referred to below.
The Agent is hereby authorized by the Company to record on the schedule attached to this Swingline Note, or on its books and records, the date and the amount of each Swingline Loan, the applicable interest rate and type and the duration of the related Interest Period (if applicable), the amount of each payment or prepayment of principal thereon, and the other information provided for on such schedule, which schedule or such books and records, as the case may be, shall constitute prime facie evidence of the information so recorded, provided, however, that any failure by the Agent to record any such notation shall not relieve the Company of its obligation to repay the outstanding principal amount of this Swingline Note, all accrued interest hereon and any amount payable with respect hereto in accordance with the terms of this Swingline Note and the Credit Agreement.
The Company and each endorser or guarantor hereof waives presentment, protest, notice of dishonor and any other formality in connection with this Swingline Note. Should the indebtedness evidenced by this Swingline Note or any part thereof be collected in any proceeding or be placed in the hands of attorneys for collection, the Company agrees to pay, in addition to the principal, interest and other sums due and payable hereon, all costs of collection of this Swingline Note, including attorneys’ fees and expenses.
This Swingline Note evidences Swingline Loans made under a Credit Agreement, dated as of December  , 2004 (as amended or modified from time to time, the “Credit Agreement”), by and among the Company, the Canadian Borrower, the lenders party thereto from time to time (including the Lender), the Agent, Wachovia Bank, N.A., as Syndication Agent, and Standard Federal Bank, N.A., as Documentation Agent, to which reference is hereby made for a statement of the circumstances under which this Swingline Note is subject to prepayment and under which its due date may be accelerated. Capitalized terms used but not defined in this Swingline Note shall have the respective meanings assigned to them in the Credit Agreement.
SWINGLINE NOTE

This Swingline Note is made under, and shall be governed by and construed in accordance with, the laws of the State of Michigan in the same manner applicable to contracts made and to be performed entirely within such State and without giving effect to choice of law principles of such State.

UNIVERSAL FOREST PRODUCTS, INC.

By:

Print Name:
Its:

SWINGLINE NOTE

Schedule to Swingline Note dated December                    , 2004,
made by Universal Forest Products, Inc.
in favor of JPMorgan Chase Bank, N.A.

	Principal			Principal
Transaction	Amount of	Applicable	Interest	Amount Paid or	Balance	Notation
Date	Loan	Interest Rate	Period	Prepaid	Outstanding	Made By

SWINGLINE NOTE

EXHIBIT E
BID-OPTION QUOTE REQUEST
[Date]
JPMorgan Chase Bank, N.A.,
as Agent for the Lenders
6511 Woodward Avenue
Detroit, Michigan 48226
Attention:
Universal Forest Products, Inc., a Michigan corporation (the “Company”), hereby requests offers to make Bid-Option Loans comprising the Bid-Option Borrowing(s) described below pursuant to Section 2.2(b) of the Credit Agreement, dated as of December_, 2004, as amended, supplemented or otherwise modified (the “Credit Agreement”), by and among the Company, the Canadian Borrower, JPMorgan Chase Bank, N.A., as Agent, Wachovia Bank, N.A., as Syndication Agent, and Standard Federal Bank, N.A., as Documentation Agent. Capitalized terms used but not defined herein shall have the respective meanings ascribed thereto in the Credit Agreement.
Date of Bid-Option Borrowing(s):                     ,
Type of Bid-Option Borrowing(s):                     [Absolute Rate] [Eurodollar Rate]

Aggregate Amount of each Bid-Option Borrowing:	(a) *
(b)
(c)

Interest Period:	(a) **
(b)
(c)

UNIVERSAL FOREST PRODUCTS, INC.

By:

Print Name:
Its:

*	Must be (a) $3,000,000 or a larger multiple of $1,000,000.

**	Must comply with the definition of the “Bid-Option Interest Period.”

EXHIBIT F
INVITATION FOR BID-OPTION QUOTES
[Date]

To:	[Name of Lender]
Attention:
Reference is made to the Credit Agreement, dated as of December  , 2004, as amended, supplemented or otherwise modified (the “Credit Agreement”), by and among Universal Forest Products, Inc. (the “Company”), the Canadian Borrower, the lenders party thereto from time to time, JPMorgan Chase Bank, N.A., as Agent, Wachovia Bank, N.A., as Syndication Agent, and Standard Federal Bank, N.A., as Documentation Agent. Capitalized terms used but not defined herein shall have the respective meanings ascribed thereto in the Credit Agreement.
Pursuant to Section 2.2(c) of the Credit Agreement, JPMorgan Chase Bank, N.A., as Agent, is pleased on behalf of the Company to invite you to submit Bid-Option Quotes to the Company for the BidOption Borrowing(s) described below.
Date of Bid-Option Borrowing(s):                     ,
Type of Bid-Option Borrowing(s): [Absolute Rate] [Eurodollar Rate]

Aggregate Amount of Each
Bid-Option Borrowing:	Interest Period:
(a)	(a)
(b)	(b)
(c)	(c)
Please respond to this invitation by no later that 9:00 a.m. (Detroit time) on                     ,                     . *

UNIVERSAL FOREST PRODUCTS, INC.

By:

Print Name:
Its:

*
The proposed date of the Borrowing in the case of Absolute Rate Bid-Option Borrowing. The third Business Day prior to the proposed date of Borrowing in the case of Eurodollar Rate Bid-Option Borrowing.

EXHIBIT G
BID-OPTION QUOTE
[Date]
JPMorgan Chase Bank, N.A.,
6511 Woodward Avenue
Detroit, Michigan 48226
Attention:
Reference is made to the Credit Agreement, dated as of December _, 2004, as amended, supplemented or otherwise modified (the “Credit Agreement”), by and among Universal Forest Products, Inc. (the “Company”), the Canadian Borrower, the lenders party thereto from time to time (including the Lender), JPMorgan Chase Bank, N.A., as Agent, Wachovia Bank, N.A., as Syndication Agent, and Standard Federal Bank, N.A., as Documentation Agent. Capitalized terms used but not defined herein shall have the respective meanings ascribed thereto in the Credit Agreement.
In response to your Invitation for Bid-Option Quotes dated                                         ,                     ,                                         (the “Lender”), hereby makes the following offer[s] to make [a] Bid-Option Loan[s]:

1.	Quoting Lender:

Contact Person:

2.	Date of proposed Borrowing: , *

3.	Quotes:

Bid-Option Absolute
Type of Bid-Option		Rate or Bid-Option
Loans: Absolute Rate	Principal	Eurodollar Rate	Interest
or Eurodollar Rate**	Amount***	Margin****	Period****
(a)
(b)
(c)

4.	The aggregate amount of Bid-Option Loans which may be accepted by the Company pursuant to this Bid-Option Quote shall not exceed $ .

The Lender acknowledges and agrees that this Bid-Option Quote (a) is irrevocable and (b), subject to the terms and conditions of the Credit Agreement, obligates it to make a Bid-Option Loan for which any quote is accepted, in whole or in part.

[Name of Lender]

By:

Print Name:
Its:

*	As specified in the related Invitation for Bid-Option Quotes.

**	As specified in the related Invitation for Bid-Option Quotes.

***
The principal amount (a) must be $3,000,000 or a larger multiple of $1,000,000 and (b) may not exceed the aggregate amount of the related Bid-Option Borrowing specified in the related Invitation for Bid-Option Quotes.

****
Specify rate of interest per annum (rounded up to the nearest 1/1000th of 1%) or applicable margin, which may be positive or negative, expressed as a percentage (rounded up to the nearest 1/1000th of 1%), as the case may be.

*****	As specified in the related Invitation for Bid-Option Quotes.
BID-OPTION QUOTE

EXHIBIT H
REQUEST FOR SYNDICATED ADVANCE
[Date]
To each Lender party to
the referenced Credit Agreement
c/o JPMorgan Chase Bank, N.A., as Agent for the Lenders
611 Woodward Avenue
Detroit, Michigan 48226
Attention:
                    , a                     (the “Borrower”) hereby requests a [insert Syndicated Loan, or Letter of Credit Advance] pursuant to Section 2.6 of the Credit Agreement, dated as of December _, 2004 (as amended or modified from time to time, the “Credit Agreement”), among the Borrowers, the lenders party thereto from time to time, JPMorgan Chase Bank, N.A., as Agent, Wachovia Bank, N.A., as Syndication Agent, and Standard Federal Bank, N.A., as Documentation Agent.
[A Syndicated Loan is requested to be made in the amount of [C]$                    , to be made on                     ,                     and evidenced by the Borrower’s Revolving Credit Notes. Such Loan shall be a [insert Eurodollar Rate Syndicated Loan, BA Rate Syndicated Loan, or Floating Rate Loan] and the initial Interest Period, if such requested Loan is a Eurodollar Rate Syndicated Loan or a BA Rate Syndicated Loan, shall be [insert permitted Interest Period].]
[Such Letter of Credit Advance shall be made by the issuance by the Agent of its Letter of Credit for the account of the Borrower in the maximum stated amount of $                      to and for the benefit of                      with a stated expiry date of ,                     , and containing the further terms and conditions set forth in the attached letter of credit application to the Agent.]
In support of this request, the Borrower hereby represents and warrants to the Agent and the Lenders that:
1. The representations and warranties contained in the Credit Agreement are true and correct in all material respects on and as of the date hereof, and will be true and correct in all material respects on the date such Advance is made (both before and after such Advance is made), as if such representations and warranties were made on and as of such dates.
2. No Event of Default or Default has occurred and is continuing or will exist on the date such Advance is made and such Advance shall not cause an Event of Default or Default.

Acceptance of the proceeds of such Advance by the Borrower shall be deemed to be a further representation and warranty that the representations and warranties made herein are true and correct in all material respects at the time such proceeds are disbursed.
Capitalized terms used but not defined herein shall have the respective meanings assigned to them in the Credit Agreement.

By:

Print Name:
Its:

Date :                             ,
REQUEST FOR SYNDICATED ADVANCE

EXHIBIT I
December 20, 2004
JPMorgan Chase Bank, N.A., as Agent, and each Lender
which is a party to the Credit Agreement
(as defined below)
611 Woodward Avenue
Detroit, Michigan 48226

Re:	Credit Agreement dated as of December 20, 2004, by and
among Universal Forest Products, Inc., the signatory lenders thereto, and JPMorgan Chase Bank, N.A., as Agent (the
“Agreement”)
Ladies and Gentlemen:
We have acted as counsel to Universal Forest Products, Inc., a Michigan corporation (the “Company”), and the entities identified in Schedule A attached hereto (collectively, the “Guarantors”) in connection with the Agreement, the Notes and the Guaranties (collectively referred to as the “Loan Documents”) and the transactions completed thereby. This opinion is being delivered to you pursuant to paragraph 2.7(d) of the Agreement. Except as otherwise defined in this opinion, capitalized terms used herein shall have the meanings given to them in the Agreement.
We have examined such records, documents, certificates and other instruments and have made such investigation of fact and law as we deem necessary to render this opinion. As to various questions of tact relevant to this opinion, we have relied upon statements and certificates of officers and employees of the Company and its Subsidiaries and of public officials.
In our examination, we have assumed the legal capacity of all natural persons, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as copies, and the authenticity of the originals of such copies. For purposes of the opinion expressed in paragraph 3 below, we have further assumed that the Loan Documents constitute the valid and binding obligations of the parties thereto other than the Company and the Guarantors.
Based on and subject to the foregoing, it is our opinion that:
1. Each of the Company and the Guarantors is duly organized, validly existing and in good standing under the laws of the state of Michigan, and has all requisite corporate, limited liability company or limited partnership (as applicable, “Entity”) power and authority to own or lease its property and to carry on its business as now conducted and to engage in the transactions contemplated by the Loan Documents.

JPMorgan Chase Bank, N.A., et al.
December 20, 2004

2. Each of the Company and the Guarantors has full Entity power and authority to execute and deliver the Loan Documents to which it is a party and to engage in the transactions contemplated thereby. The execution, delivery and performance by each of the Company and the Guarantors of the Loan Documents to which it is a party have been duly authorized by all necessary Entity action and are not in contravention of (i) the Company’s or such Guarantor’s organizational or charter documents or any law or regulation applicable to the Company or such Guarantor or (ii) to our knowledge, any judgment, decree, writ, injunction, order or award of any arbitrator, court or governmental authority or any contract or undertaking to which the Company or any Guarantor is a party or by which the Company or any Guarantor or its respective property is bound.
3. No authorization or approval of, filing with, or notice to any governmental authority or regulatory body is required on behalf of the Company or any Guarantor to authorize, or is required in connection with the execution, delivery and performance by the Company or any Guarantor of the Loan Documents.
4. Each Loan Document to which the Company or any Guarantor is a party has been duly executed and delivered and constitutes the valid and legally binding obligation of the Company or such Guarantor, as applicable, and is enforceable against the Company or such Guarantor, as applicable, in accordance with its terms.
5. To our knowledge there is no pending or threatened action or proceeding against the Company or any Guarantor before any court, governmental agency or arbitrator which is required to be described pursuant to Item 103 of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Act”) in the Company’s reports filed with the Securities and Exchange Commission (“SEC”) pursuant to the Act, other than matters described in the Company’s 10-K (Annual Report for Fiscal Year Ended December 27,2003), filed with the SEC on March 11, 2004, and the Company’s 10-Q (Quarterly Report for Quarterly Period Ended September 25,2004), filed with the SEC on October 25,2004.
The foregoing opinion is subject to and qualified by the following qualifications:
A. The law covered by the opinions expressed herein is limited to the federal law of the United States and the law of the State of Michigan.
B. The term “knowledge” as used herein is limited to the actual knowledge of those attorneys in our firm who have directly participated in this engagement or who are primarily responsible for the Company and the Guarantors concerning any issue or factual information addressed herein, Additionally, with respect to factual matters not independently established by us we have relied upon certificates of officers of the Company and the Guarantors, which reliance we deem appropriate.

JPMorgan Chase Bank, N.A., et al.
December 20, 2004

C. To the extent our opinion relates to the enforceability of any agreement or obligation, it is subject to and qualified by the following:
(1) the effect and application of bankruptcy, insolvency, reorganization, moratorium and other laws now or hereafter in effect which relate to or limit creditors’ and secured parties’ rights or remedies generally;
(2) the effect and application of general principles of equity, whether considered in a proceeding in equity or at law; and
(3) limitations imposed by applicable law on the enforceability of purported waivers of rights and defenses.
D. With respect to the validity and legality of the interest provisions of the Agreement and the Notes, no opinion is expressed as to the effect of the Michigan criminal usury statute (MCLA Sec. 438.41) if the applicable rate of interest on any of the Notes at any time exceeds the applicable rate specified in such statute (25% per annum simple interest).
E. We have made no independent investigation as to the accuracy or completeness of any of the statements set forth in the certificates of representatives of the Company or the Guarantors or other documents presented to us for our review, but we have no knowledge of any incorrect or misleading statement therein.
F. This opinion is given as of the date hereof, and we undertake no obligation to advise you of any changes in the matters set forth herein.
This opinion is addressed to and is for the benefit solely of the Agent and the Lenders and their permissible successors, assigns and participants, and the Agent’s and Lenders’ respective legal counsel in connection with the Agreement, and may not be relied upon by any other person, firm or corporation for any purpose whatsoever and, except as required by law, may not be published or disseminated, nor referenced, in any other document or writing without our express written consent.
Very truly yours,
Varnum, Riddering, Schmidt & Howlett llp
Joan Schleef

EXHIBIT A
Guarantors
Universal Forest Products of Modesto, LLC
Tresstar, LLC
UFP Ventures, Inc.
Universal Forest Products Western Division, Inc.
Universal Forest Products Texas Limited Partnership
Universal Forest Products Holding Company, Inc.
Universal Forest Products Reclamation Center, Inc.
Universal Forest Products Eastern Division, Inc.
UFP Real Estate, Inc.
Universal Truss, Inc.
Indianapolis Real Estate, LLC
UFP Ventures II, Inc.
UFP Transportation, Inc.
Universal Forest Products RMS, LLC

Stewart McKelvey Stirling Scales
File Reference: NS28679-1
December 20, 2004
JPMORGAN CHASE BANK, N.A., AS AGENT, AND THE LENDERS REFERRED TO BELOW
Gentlemen/Ladies:
We are local Nova Scotia counsel for Universal Forest Products Nova Scotia ULC, an unlimited company (sometimes referred to as an “unlimited liability company”) (the “Canadian Borrower”), and have represented the Canadian Borrower in connection with its execution and delivery of an Amended and Restated Credit Agreement (the “Credit Agreement”) dated as of December 20, 2004 by and among Universal Forest Products, Inc., a Michigan corporation, the Canadian Borrower, the lenders party thereto from time to time (the “Lenders”), JPMorgan Chase Bank, N.A., a national banking association, as Agent (in such capacity, together with its successors and assigns, the “Agent”), Wachovia Bank, N.A., as syndication Agent and Standard Federal Bank, N.A., National City Bank of the Midwest and Comerica Bank as documentation agents (the Credit Agreement and the various Revolving Credit Notes, each dated as of December 20, 2004 made by the Canadian Borrower, being collectively referred to as the “Canadian Borrower Loan Documents”).
In connection with the opinions set out below, we have examined executed copies of each of the following documents:
1. the Canadian Borrower Loan Documents;
2. a certificate of status (the “Certificate of Status”) pertaining to the Canadian Borrower issued on behalf of the Registrar of Joint Stock Companies for the Province of Nova Scotia, dated December 20, 2004;
3. the memorandum of association, articles of association, other constating documents and organizational minutes of the Canadian Borrower contained in the minute book of the Canadian Borrower; and
4. a resolution of the directors of the Canadian Borrower dated December 20, 2004 authorizing the execution and delivery of the Canadian Borrower Loan Documents by the Canadian Borrower.

JPMorgan Chase Bank, N.A., as Agent, and the Lenders
December 20, 2004

We have also examined the originals or copies, certified or otherwise identified to our satisfaction, of such public and corporate records, certificates, instruments and other documents and have considered such questions of law as we have deemed necessary as a basis for the opinions hereinafter expressed.
In stating our opinions, we have assumed:
a. the genuineness of all signatures, the authenticity of all documents submitted to us as originals and the conformity to original documents of all documents submitted to us as notarial, certified, telecopies, conformed or reproduction copies thereof and the authenticity of the originals of such documents;
b. the completeness, truth and accuracy of all facts set forth in official public records and certificates and other documents supplied by public officials;
c. that the constating documents and corporate resolutions in the minute book of the Canadian Borrower reviewed by us above remain unamended and complete;
d. that all facts set out in a certificate of an officer of the Canadian Borrower attached hereto, upon which we have relied in connection with this opinion, are true and correct; and
e. that the Canadian Borrower Loan Documents have each been physically delivered by the Canadian Borrower to the Agent or its lawful representatives and that such delivery was not subject to any condition or escrow.
The opinions hereinafter expressed are limited to the laws of the Province of Nova Scotia including the federal laws of Canada applicable therein as of the date of this opinion letter and we express no opinion as to the laws of any other jurisdiction.
Based upon the foregoing, it is our opinion that:
1.
The Canadian Borrower is an unlimited company duly incorporated, validly existing and in good standing as to the filing of annual returns and payment of annual fees under the Companies Act (Nova Scotia) and Corporations Registration Act (Nova Scotia).

2.
The Canadian Borrower has the power and authority, and the legal right, to make, deliver and perform its obligations under the Canadian Borrower Loan Documents and to borrow under the Credit Agreement. The Canadian Borrower has taken all necessary corporate and other action to authorize the performance of its obligations under the Canadian Borrower Loan Documents and to authorize the execution, delivery and performance of the Canadian Borrower Loan Documents.

3.
No consent or authorization of, approval by, notice to, filing with or other act by or in respect of, any governmental authority in the Province of Nova Scotia or under the federal laws of Canada applicable therein is required in connection with the borrowings by the Canadian Borrower under the Canadian Borrower Loan Documents or with the execution, delivery, performance, validity or enforceability of any of the Canadian Borrower Loan Documents.

JPMorgan Chase Bank, N.A., as Agent, and the Lenders
December 20, 2004

4.	The Canadian Borrower Loan Documents have been duly executed and delivered on behalf of the Canadian Borrower.
5.
The execution and delivery of the Canadian Borrower Loan Documents by the Canadian Borrower, the performance of its obligations there under, the consummation of the transactions contemplated thereby, the compliance by the Canadian Borrower with any of the provisions thereof, the borrowings under the Credit Agreement and the use of proceeds thereof, all as provided therein, a) will not violate, or constitute a default under, any requirement of any law, order or regulation of the Province of Nova Scotia or federal law of Canada applicable therein applicable to the Canadian Borrower and (b) will not result in, or require, the creation or imposition of any Lien (as such term is defined in the Credit Agreement) on any of the properties or revenues of the Canadian Borrower pursuant to any such law, order or regulation.

6.
To ensure the legality, validity, enforceability or admissibility in evidence of he Canadian Borrower Loan Documents it is not necessary that any Canadian Borrower Loan Documents or any other document be filed, registered or recorded with, or executed or notarized before, any court of other authority of the Province of Nova Scotia or that any registration charge or stamp or similar tax be paid on or in respect of the Canadian Borrower Loan Documents in the Province of Nova Scotia other than court filing fees.

7.
A court in the Province of Nova Scotia (a “Nova Scotia Court”) would not refuse to enforce any of the Canadian Borrower Loan Documents by reason of their failure to comply with any special formal requirements of the Province of Nova Scotia.

8.
It is not necessary under the laws of the Province of Nova Scotia or the federal laws of Canada applicable therein (a) in order to enable the Agent and the Lenders or any of them to enforce their respective rights of the Canadian Borrower Loan Documents or (b) by reason of the execution of the Canadian Borrower Loan Documents or the performance of the Canadian Borrower Loan Documents that any of them should be licensed, qualified or entitled to carry on business in the Province of Nova Scotia except that in order to enforce their rights in the Canadian Borrower Loan Documents the Agent and the Lenders may be required to become licensed at the time of enforcement under the Corporations Registration Act (Nova Scotia)

9.
In any action or proceeding arising out of or relating to the Canadian Borrower Loan Documents in any Nova Scotia Court, such court would recognize and give effect to the choice of law provisions in the Canadian Borrower Loan Documents wherein the parties thereto agree that the Canadian Borrower Loan Documents shall be governed by, and construed and interpreted in accordance with, the laws of the State of Michigan if it was not made with a view to avoiding the consequences of the laws of any other jurisdiction and that choice is not otherwise contrary to public policy, as such term is understood under the laws of the Province of Nova Scotia.

JPMorgan Chase Bank, N.A., as Agent, and the Lenders
December 20, 2004

10.
The laws of the Province of Nova Scotia permit an action to be brought in a Nova Scotia court on any final and conclusive judgment in personam under the internal laws of the State of Michigan which is not impeachable as void or voidable under the internal laws of the State of Michigan, for a sum certain if:

a.
that judgment was not obtained by fraud or in a manner contrary to “natural justice” and the enforcement of that judgment would not be contrary to “public policy” as such terms are applied by the courts of the Province of Nova Scotia;

b.	the Michigan Court did not act either:
i.	without jurisdiction under the conflict of laws rules of the laws of the Province of Nova Scotia; or
ii.	without authority, under the laws in force in Michigan, to adjudicate concerning the cause of action or subject matter that resulted in the judgment or concerning the person of that judgment debtor;
c.
the Canadian Borrower, was duly served with the process of the Michigan Court or appeared to defend such process, and, for the purposes of service of process, it is not sufficient that the Canadian Borrower had agreed to submit to the jurisdiction of Michigan;

d.	the judgment is not contrary to the final and conclusive judgment of another jurisdiction;
e.	the enforcement of that judgment does not constitute, directly or indirectly, the enforcement of foreign revenue or penal laws;
f.
the enforcement of the judgment would not be contrary to any order made by the Attorney General of Canada under the Foreign Extraterritorial Measures Act (Canada) or the Competition Tribunal under the Competition Act (Canada) in respect of certain judgments, laws, and directives having effects on competition in Canada; and

g.	the action to enforce that judgment is taken within six years of the date of that foreign judgment as stipulated in the Limitations of Actions Act (Nova Scotia)
11.
The submission by the Canadian Borrower to the non-exclusive jurisdiction of any court of the State of Michigan or the United States of America federal court sitting in Detroit, Michigan would be recognized by a Nova Scotia Court provided that such submission was enforceable under the laws by which the documents are governed.

JPMorgan Chase Bank, N.A., as Agent, and the Lenders
December 20, 2004

This opinion letter is being delivered to you solely for your benefit and only in connection with the transactions contemplated by the Canadian Borrower Loan Documents. Without our prior written consent, this letter and the opinions expressed herein may not be:
a. relied upon you for any other purpose or in connection with any other transaction, except in connection with or during the course of judicial or administrative proceedings in which the opinion may be relevant;
b. relied upon by any other party;

c. quoted in whole or in part; or
d. furnished (either in its original form or by copy) to any other party except in connection with or during the course of judicial or administrative proceedings in which the opinions may be relevant.
We hereby consent to this opinion may be relied upon by the Agent’s and the Lenders’ participants, assignees and other transferees contemplated by the Canadian Borrower Loan Documents.
Yours very truly,
STEWART MCKELVEY STIRLING SCALES

BENNETT JONES LLP
December 20, 2004
JPMorgan Chase Bank, N.A.,
as Agent and the Lenders referred to below
Universal Forest Products Nova Scotia ULC
c/o Universal Forest Products, Inc.
2801 East Beltline NE
Grand Rapids, MI USA
49505
Dear Sirs:

Re:	Universal Forest Products Nova Scotia ULC — Credit Agreement
We have acted as Canadian tax counsel to Universal Forest Products Nova Scotia ULC (the “Canadian Borrower”), an unlimited liability company organized under the laws of Nova Scotia, Canada, in connection with its execution and delivery of a credit agreement (the “Credit Agreement”) dated as of December 20, 2004 by and among Universal Forest Products, Inc., a Michigan corporation, the Canadian Borrower, the lenders party thereto from time to time (the “Lenders”), JPMorgan Chase Bank, N.A., as Agent, Wachovia Bank, N.A., as Syndication Agent, and Standard Federal Bank, N.A., National City Bank of the Midwest and Comerica Bank, as Documentation Agents. At your request, we are rendering our opinion concerning certain Canadian tax consequences applicable to Canadian Lenders who make Canadian Syndicated Loans to the Canadian Borrower under the Credit Agreement. In connection therewith, we have reviewed the final execution copy of the Credit Agreement. All capitalized terms used herein but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Credit Agreement.
Our opinion is based on the current provisions of the Income Tax Act (Canada) (the “ITA”) and the regulations thereunder, our understanding of the current assessing and administrative practices of the Canada Revenue Agency (the “CRA”) and all specific proposals to amend the ITA and the regulations thereunder which have been publicly announced by the Minister of Finance (Canada) before the date hereof. Our opinion does not otherwise take into account or anticipate changes in the law or in the assessment and administrative practices of the CRA, whether by judicial, governmental or legislative decision or action, nor does it take into account tax legislation or considerations of any province or territory of Canada or any jurisdiction other than Canada. We assume that the obligations contained in the Credit Agreement to which our opinion relates will be performed in accordance with the terms described therein.

December 20, 2004
Page Two
Based on the foregoing, we hereby confirm our opinion that:
1. Other than as set forth in paragraph 2 below and other than customary security registration and enforcement charges and expenses, there are no taxes imposed under the ITA (or under any other federal laws applied in Canada) on or by virtue of the execution, delivery, enforcement or performance of the Canadian Syndicated Loans under the Credit Agreement and the other Loan Documents to which the Canadian Borrower is a party.
2. There will be withholding tax imposed under the ITA on every amount paid or credited, or deemed to be paid or credited, to persons who are not residents of Canada for the purposes of the ITA as, on account or in lieu of payment of, or in satisfaction of, interest on the Canadian Syndicated Loans under the Credit Agreement. There will, however, be no such Canadian withholding tax on amounts which are paid or credited as interest on the Canadian Syndicated Loans under the Credit Agreement to persons who are residents of Canada in respect of the receipt of such interest, including persons who are deemed to be residents of Canada under section 212(13.3) of the ITA because such persons are authorized foreign banks and such interest is in respect of any amount paid or credited to such bank in respect of its Canadian banking business.
We have not considered and render no opinion on any aspect of law other than as expressly set forth above.
Yours truly,
BENNETT JONES LLP
Darcy D. Moch

EXHIBIT J
COMPLIANCE CERTIFICATE

To:	The Lenders party to the Credit Agreement described below
This Compliance Certificate is furnished pursuant to that certain Credit Agreement dated as of December 20, 2004 (as amended, modified, renewed or extended from time to time, the “Credit Agreement”) among Universal Forest Products, Inc., a Michigan corporation (the “Company”), the Canadian Borrower, the lenders party thereto from time to time, JPMorgan Chase Bank, N.A., as Agent, Wachovia Bank, N.A., as Syndication Agent, and Standard Federal Bank, N.A., as Documentation Agent. Unless otherwise defined herein, capitalized terms used in this Compliance Certificate have the meanings ascribed thereto in the Credit Agreement.
THE UNDERSIGNED CERTIFIES THAT:
1. I am the duly elected [Chief Financial Officer or Treasurer] of the Company.
2. I have reviewed the terms of the Credit Agreement and I have made, or have caused to be made under my supervision, a detailed review of the transactions and conditions of the Company and its Subsidiaries during the accounting period covered by the attached financial statements.
3. The representations and warranties made by the Company contained in each Loan Document are true and correct as though made on and as of the date hereof.
4. The examinations described in paragraph 2 did not disclose, and I have no knowledge of, the existence of any condition or event which constitutes an Event of Default or Default during or at the end of the accounting period covered by the attached financial statements or as of the date of this Compliance Certificate, except as set forth below.
5. Schedule I attached hereto sets forth financial data and computations evidencing the Company’s compliance with certain covenants of the Credit Agreement, all of which data and computations are true, complete and correct.
6. Schedule II attached hereto sets forth the various reports and deliveries which are required at this time under the Credit Agreement and the other Loan Documents and the status of compliance.

Described below are the exceptions, if any, to paragraph 4 by listing, in detail, the nature of the condition or event, the period during which it has existed and the action which the Company has taken, is taking, or proposes to take with respect to each such condition or event:

The foregoing certifications, together with the computations set forth in Schedule I and the various reports and deliveries set forth in Schedule II hereto and the financial statements delivered with this Certificate in support hereof, are made and delivered on                                                             , 200_.

Printed Name:

Title:

SCHEDULE I TO COMPLIANCE CERTIFICATE
Compliance as of                     ,                      with
provisions of Section 5.2 of
the Credit Agreement

SCHEDULE II TO COMPLIANCE CERTIFICATE
Reports and Deliveries Currently Due

EXHIBIT K
SOLVENCY CERTIFICATE
This Certificate is made and delivered to JPMorgan Chase Bank, N.A., as Agent, in connection with the Credit Agreement dated as of December  _____, 2004 (the “Credit Agreement”) among Universal Forest Products, Inc., a Michigan corporation (the “Company”), the Canadian Borrower, the lenders party thereto from time to time (the “Lenders”), JPMorgan Chase Bank, N.A., as Agent for the Lenders (the “Agent”), Wachovia Bank, N.A., as Syndication Agent, and Standard Federal Bank, N.A., as Documentation Agent, and all other Loan Documents. Terms used but not defined herein shall have the meanings ascribed thereto in the Credit Agreement.
Pursuant to the Credit Agreement, and acting solely in my capacity as an officer of the Company and not in my individual capacity I hereby certify as follows:
1.
I am the duly elected, qualified and acting chief financial officer of the Company and I have been responsible for acting on behalf of the Company and each Subsidiary in connection with the negotiation and consummation of the Loan Documents. In connection with these negotiations, I have been responsible for, among other things, reviewing the affairs of the Company and the Subsidiaries.

2.	I have further, for purposes hereof, reviewed the assets and liabilities of the Company and the Subsidiaries, after giving effect to the transactions contemplated by the Loan Documents. In particular:
A.	I have reviewed the financial statements referred to in Section 4.6 of the Credit Agreement.

B.
With respect to contingent and off-balance sheet liabilities included in the liabilities of the Company and its Subsidiaries, I have consulted with the appropriate officers and employees of the Company and its Subsidiaries and outside counsel of the Company concerning pending and threatened litigation and other contingent liabilities of the Company and its Subsidiaries.

On the basis of the review and analysis described above, I have concluded that:
I. (i) Immediately after the consummation of the Loan Documents and transactions to occur on the date hereof and immediately following the making of the Advances on the date hereof and after giving effect to the application of the proceeds of such Advances, (a) the fair value of the assets of the Company and the Subisidiaries on a consolidated basis, at a fair valuation, will exceed the debts and liabilities, subordinated, contingent or otherwise, of the Company and the Subsidiaries on a consolidated basis; (b) the present fair saleable value of the assets of the Company and the Subsidiaries on a consolidated basis will be greater than the amount that will be required to pay the probable liability of the Company and the Subsidiaries on a consolidated basis on their debts and other liabilities, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured; (c) the Company and the Subsidiaries on a consolidated basis will be able to pay their debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured; and (d) the Company and the Subsidiaries on a consolidated basis will not have unreasonably small capital with which to conduct the businesses in which they are engaged as such businesses are now conducted and are proposed to be conducted after the date hereof.

(ii) The Company does not intend to, or to permit any of its Subsidiaries to, and does not believe that it or any of its Subsidiaries will, incur debts beyond its ability to pay such debts as they mature, taking into account the timing of and amounts of cash to be received by it or any such Subsidiary and the timing of the amounts of cash to be payable on or in respect of its Indebtedness or the Indebtedness of any such Subsidiary.
II. To the best of my knowledge, none of the Company or the Subsidiaries has executed any Loan Document or any documents mentioned therein or made any transfer or incurred any obligation thereunder or in connection therewith with actual intent to hinder, defraud or delay either present or future creditors.
Executed and delivered on December                     , 2004.

UNIVERSAL FOREST PRODUCTS, INC.

By:

Print Name:

Its:

EXHIBIT L
REQUEST FOR CONTINUATION OR
CONVERSION OF SYNDICATED LOAN
[Date]
To each Lender party to
the referenced Credit Agreement
c/o JPMorgan Chase Bank, N.A.,
as Agent for the Lenders
611 Woodward Avenue
Detroit, Michigan 48226
Attention:
                                                                 , a                                           (the “Company”), hereby requests that [C] $                                           of the principal amount of the Syndicated Loan originally made on                                           ,                      , which Syndicated Loan is currently a [insert type of Loan], be continued as or converted to, as the case may be, a [insert type of Loan requested] on                                           ,                      . If such Loan is requested to be converted to a Eurodollar Rate Syndicated Loan or a BA Rate Syndicated Loan, the Company hereby elects an Interest Period for such Loan of [insert permitted Interest Period].
In support of this request, the Company hereby represents and warrants to the Agent and the Lenders that:
1. The representations and warranties contained in the Credit Agreement are true and correct in all material respects on and as of the date hereof, and will be true and correct in all material respects on the date such Loan is [continued] [converted] (both before and after such Loan is [continued] [converted]), as if such representations and warranties were made on and as of such dates.
2. No Event of Default or Default has occurred and is continuing or will exist on the date such Loan is [continued][converted] (whether before or after such Loan is [continued][converted]).
Acceptance of the proceeds of such [continued][converted] Loan by the Company shall be deemed to be a further representation and warranty that the representations and warranties made herein are true and correct in all material respects at the time of such [continuation] [conversion].

Capitalized terms used but not defined herein shall have the respective meanings assigned to them in the Credit Agreement, dated as of December _, 2004, among the Company, the other Borrower, the lenders party thereto from time to time (the “Lenders”), JPMorgan Chase Bank, N.A., as Agent, Wachovia Bank, N.A., as Syndication Agent, and Standard Federal Bank, N.A., as Documentation Agent.

By:

Print Name:

Its:

REQUEST FOR CONTINUATION OR
CONVERSION OF SYNDICATED LOAN

EXHIBIT M
ASSIGNMENT AND ACCEPTANCE
Reference is made to the Credit Agreement dated as of December _,2004 (as amended or modified from time to time, the “Credit Agreement”) among Universal Forest Products, Inc., a Michigan corporation, the Canadian Borrower, the lenders party thereto from time to time, JPMorgan Chase Bank, N.A., as Agent, Wachovia Bank, N.A., as Syndication Agent, and Standard Federal Bank, N.A., as Documentation Agent. Terms defined in the Credit Agreement are used herein with the same meaning.
The “Assignor” and the “Assignee” referred to on Schedule 1 agree as follows:
1. The Assignor hereby sells and assigns (without recourse) to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, an interest in and to the Assignor’s rights and obligations under the Credit Agreement as of the date hereof equal to the interest specified on Schedule 1 of all outstanding rights and obligations under the Credit Agreement. After giving effect to such sale and assignment, the Assignee’s Commitments will be as set forth on Schedule 1.
2. The Assignor (i) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or any other instrument or document furnished pursuant thereto; (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of any Borrower or the performance or observance by any Borrower of any of its obligations under the Credit Agreement or any other instrument or document furnished pursuant thereto; and (iv) attaches the Note or Notes held by the Assignor and requests that the Agent exchange such Note or Notes for a new Note or Notes payable to the order of the Assignee in an amount equal to the Commitments assumed by the Assignee pursuant hereto and the Assignor in an amount equal to the Commitments retained by the Assignor under the Credit Agreement, respectively, as specified on Schedule 1.
3. The Assignee (i) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements referred to in Section 4.6 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (ii) agrees that it will, independently and without reliance upon the Agent, the Assignor or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement as are delegated to the Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; (iv) agrees that it will perform in accordance with their terms all of the obligations that by the terms of the Credit Agreement are required to be performed by it as a Lender; and (v) if the Assignee is organized under the laws of a jurisdiction outside the United States, attaches the forms prescribed by the Internal Revenue Service of the United States certifying as to the Assignee’s status for purposes of determining exemption from United States withholding taxes with respect to all payments to be made to the Assignee under the Credit Agreement and the Notes or such other documents as are necessary to indicate that all such payments are subject to such taxes at a rate reduced by an applicable tax treaty.

4. Following the execution of this Assignment and Acceptance, it will be delivered to the Agent for acceptance and recording by the Agent. The effective date for this Assignment and Acceptance (the “Effective Date”) shall be the date of acceptance hereof by the Agent, unless otherwise specified on Schedule 1.
5. Upon such acceptance and recording by the Agent, as of the Effective Date, (i) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Lender thereunder and be bound by the terms and provisions applicable to a Lender under the Loan Documents (including without limitation the Intercreditor Agreement) and (ii) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Credit Agreement.
6. Upon such acceptance and recording by the Agent, from and after the Effective Date, the Agent shall make all payments under the Credit Agreement and the Notes in respect of the interest assigned hereby (including, without limitation, all payments of principal, interest and commitment fees with respect thereto) to the Assignee. The Assignor and Assignee shall make all appropriate adjustments in payments under the Credit Agreement and the Notes for periods prior to the Effective Date directly between themselves.
7. This Assignment and Acceptance shall be governed by, and construed In accordance with, the laws of the State of Michigan.
8. This Assignment and Acceptance may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of Schedule 1 to this Assignment and Acceptance by telecopier shall be effective as delivery of a manually executed counterpart of this Assignment and Acceptance.
ASSIGNMENT AND ACCEPTANCE

SCHEDULE 1
to
ASSIGNMENT AND ACCEPTANCE
[                                        , as Assignor, and                                          , as Assignee]

Amount of Assignor’s Commitment assigned to Assignee:	$

Effective Date:

as, Assignor

By:

Its:

as, Assignee

By:

Its:

Address for Notices:

Attention:
Facsimile No.:
Telephone No.:
Commitment amount of the Assignee after giving
Effect to this Assignment and Acceptance:
$

Consented to and accepted this day
of ,

JPMORGAN CHASE BANK, N.A., as Agent

By:

Printed Name:
Its:

[BORROWER]

By:

Printed Name:

Its:

Schedule 1

L/C Number	Date Open	L/C Expiry	Amount	Beneficiary
SLT750930	12/23/2002	12/23/2005	3,750,685	Standard Federal Corp
SLT601	11/25/2002	8/15/2005	3,340,685	LaSalle Bank NA
SLT652	11/25/2002	10/15/2005	2,736,987	LaSalle Bank NA
SLT677	11/25/2002	11/6/2005	2,534,247	Standard Federal Corp
SLT596	11/25/2002	7/15/2005	2,429,590	LaSalle Bank NA
SLT751223	5/20/2003	5/20/2005	3,950,000	Employee Insurance of Wausau
SLT751240	5/22/2003	5/20/2005	9,831,000	United States Fidelity and Guaranty Co.
SLT440243	7/1/2004	7/1/2005	2,500,000	United States Fidelity and Guaranty Co.
SLT569	1/1/1998	12/15/2005	1,315,227	Standard Federal Corp

Schedule 4.4
Schedule of Subsidiaries, Partnerships and Affiliates of Universal Forest Products, Inc.

Location of Chief
Subsidiary	Jurisdiction	Executive Office	Capital Stock Owned By
Universal Forest Products Holding Company, Inc.	Michigan	Grand Rapids, MI	Universal Forest Products, Inc.
Universal Forest Products Eastern Division, Inc.	Michigan	Grand Rapids, MI	Universal Forest Products Holding Company, Inc.
Universal Forest Products Western Division, Inc.	Michigan	Grand Rapids, MI	Universal Forest Products, Inc.
Universal Forest Products Texas Limited Partnership	Michigan	Grand Rapids, MI	General Partner is Universal Forest Products Western Division, Inc. (1%)
Limited Partner is Universal Forest Products Holding Company, Inc. (99%)
D&R Framing Contractors, L.L.C. (50% owned)	Michigan	Grand Rapids, MI	Universal Forest Products Western Division, Inc.
Universal Truss, Inc.	Michigan	Grand Rapids, MI	Universal Forest Products, Inc.
Universal Consumer Products, Inc.	Michigan	Grand Rapids, MI	Universal Forest Products, Inc.
Euro-Pacific Building Materials, Inc. [1]	Oregon	Grand Rapids, MI	Universal Forest Products, Inc.
Universal Forest Products Reclamation Center, Inc. [1]	Michigan	Grand Rapids, MI	Universal Forest Products, Inc.
Universal Forest Products of Canada, Inc.	Canada	Quebec, Canada	Universal Forest Products, Inc.
ECJW Holdings Ltd.	Canada	Ontario, Canada	Universal Forest Products of Canada, Inc.
Universal Forest Products Canada Limited Partnership	Canada	Quebec, Canada	General Partner is Universal Forest Products of Canada, Inc. (.1%)
Limited Partner is Universal Forest Products Nova Scotia ULC (99.9%)
Universal Forest Products Nova Scotia ULC	Canada	Nova Scotia, Canada	Universal Forest Products, Inc.
UFP Mexico Holdings, S. de R.L. de C.V.	Mexico	Grand Rapids, MI	Universal Forest Products, Inc.
Pinelli Universal, S. de R.L. de C.V. (50% owned)	Mexico	Durango, Mexico	Universal Forest Products Mexico Holdings, S. de R.L. de C.V.
UFP Insurance, Ltd.	Bermuda	Hamilton, Bermuda	Universal Forest Products, Inc.
Nascor Structures [1]	Nevada	Grand Rapids, MI	Universal Forest Products, Inc.
UFP Real Estate, Inc.	Michigan	Grand Rapids, MI	Universal Forest Products, Inc.
UFP of Modesto, LLC [1]	Michigan	Grand Rapids, MI	Universal Forest Products Western Division, Inc.
Tresstar, LLC	Michigan	Grand Rapids, MI	Universal Forest Products, Inc.
UFP Ventures, Inc.	Michigan	Grand Rapids, MI	Universal Forest Products, Inc.
UFP Ventures II, Inc.	Michigan	Grand Rapids, MI	Universal Forest Products Eastern Division, Inc.
UFP Transportation, Inc.	Michigan	Grand Rapids, MI	Universal Forest Products, Inc.
Advanced Component Systems LLC	Michigan	Grand Rapids, MI	Universal Forest Products Western Division, Inc.
UFP Framing LLC	Michigan	Grand Rapids, MI	Universal Forest Products, Inc.
Universal Forest Products RMS, LLC	Michigan	Grand Rapids, MI	Universal Forest Products Western Division, Inc.
UFP Framing of Florida, LLC	Michigan	Grand Rapids, MI	Universal Forest Products Eastern Division, Inc.
Treating Services of Minnesota, LLC	Michigan	Grand Rapids, MI	Universal Forest Products Eastern Division, Inc.
Norpac Construction, LLC (75% owned)	Michigan	Grand Rapids, MI	Universal Forest Products Western Division, Inc.
Indianapolis Real Estate, LLC	Michigan	Grand Rapids, MI	Universal Forest Products Eastern Division, Inc.
Shawnlee Construction LLC (50% owned)	Michigan	Grand Rapids, MI	Universal Forest Products Eastern Division, Inc.
D & L Framing, LLC (50% owned)	Michigan	Grand Rapids, MI	Universal Forest Products Western Division, Inc.
Western Building Professionals, LLC	Michigan	Grand Rapids, MI	Universal Forest Products Western Division, Inc.
Western Building Professionals of California, Inc.	Michigan	Grand Rapids, MI	Western Building Professionals, LLC
Western Building Professionals of California II Limited Partnership	Michigan	Grand Rapids, MI	General Partner is Western Building Professionals of California, Inc. (2%)
Limited Partner is Western Building Professionals, LLC (98%)

[1]	Entities that have been shelved

UCC LIEN SEARCH SCHEDULE
Michigan Secretary of State
DEBTOR: Universal Forest Products, Inc.

	Original	Original
Secured Party	Filing No.	File Date	Continuation	Amendments	Collateral
Leggett & Platt, Incorporated	204210586-4	10/28/07	N/A	N/A	Consigned Inventory located at 2100 Avalon Street, Riverside, CA.
General Electric Capital Corporation (Allied)	02440C	04/07/99	2003239719-8	Amendment: Debtor New Address 2003239718-6 12/16/03	All accounts receivable for AlliedSignal is the Account debtor pursuant to the Agreement dated 3/17/99 and all proceeds thereof
Toyota Industrial Equipment	D599344	12/20/99	N/A	N/A	Specific Equipment
Lessor: Computer Sales International, Inc	D610909	1/21/00	N/A	Amendment: Additional Collateral 12003C 3/16/00 Assignment: First Bank Of Highland Park 12004C 3/16/00 Assignment: Computer Sales International, Inc. 2003027351-2 2/11/03	Lease of Equipment
Citicorp Del Lease, Inc.	D635269	3/27/00	N/A	N/A	Specific Equipment
(Lessor) NMHG Financial Services	12757C	4/12/00	N/A	N/A	All equipment now or hereafter leased by lessor
Citicorp Del Lease, Inc.	D641374	4/12/00	N/A	N/A	Specific Equipment
Citicorp Del Lease, Inc.	D641375	4/12/00	N/A	N/A	Specific Equipment Listed
Citicorp Del Lease, Inc.	D641376	4/12/00	N/A	N/A	Specific Equipment
Citicorp Del Lease, Inc.	D647240	4/27/00	N/A	N/A	Informational filing re Equipment
Citicorp Del Lease, Inc.	D647241	4/27/00	N/A	N/A	Informational filing re Equipment

	Original	Original
Secured Party	Filing No.	File Date	Continuation	Amendments	Collateral
Citicorp Del Lease, Inc.	D647243	4/27/00	N/A	N/A	Informational filing re Equipment
Citicorp Del Lease, Inc.	D654505	5/16/00	N/A	N/A	Informational filing re Equipment
Citicorp Del Lease, Inc.	D654548	5/16/00	N/A	N/A	Informational filing re Equipment
Citicorp Del Lease, Inc.	D654549	5/16/00	N/A	N/A	Informational filing re Equipment
Ikon Office Solutions	D660061	6/01/00	N/A	N/A	Specific Equipment Listed
Citicorp Del Lease, Inc.	D663942	6/12/00	N/A	N/A	Specific Equipment Listed
Citicorp Del Lease, Inc.	D672478	7/07/00	N/A	N/A	Specific Equipment Listed
Citicorp Del Lease, Inc.	D676688	7/21/00	N/A	N/A	Specific Equipment Listed
Citicorp Del Lease, Inc.	D676689	7/21/00	N/A	N/A	Specific Equipment Listed
Citicorp Del Lease, Inc.	D688087	8/25/00	N/A	N/A	Specific Equipment listed
Citicorp Del Lease, Inc.	D688088	8/25/00	N/A	N/A	Specific Equipment listed
Citicorp Del Lease, Inc.	D692200	9/07/00	N/A	N/A	Specific Equipment listed
Citicorp Del Lease, Inc.	D692201	9/07/00	N/A	N/A	Specific Equipment listed
Ikon Office Solutions	D694635	9/15/00	N/A	N/A	Specific Equipment listed
Citicorp Del Lease, Inc.	D777973	5/23/01	N/A	N/A	Informational filing re Specific Equipment Listed
Citicorp Del Lease, Inc.	D781389	06/04/01	N/A	N/A	Informational filing re Specific Equipment Listed
Citicorp Del Lease, Inc.	D787464	6/20/01	N/A	N/A	Informational filing re Specific Equipment Listed
Gilman Building Products Company	D825831	10/09/01	N/A	N/A	To secure payment and performance of all obligations. Seller’s Security Interest is explicitly limited to outstanding obligations between buyer and seller.
Citicorp Del Lease, Inc.	D868461	1/30/02	N/A	N/A	Specific Equipment Listed
Fleet Capital Corporation	D925819	6/21/02	N/A	N/A	One 1997 Cessna 750 aircraft. Precautionary filing

	Original	Original
Secured Party	Filing No.	File Date	Continuation	Amendments	Collateral
Caterpillar Financial Services Corporation	39940C	6/25/02	N/A	Termination: 2003148299-6 8/04/03	Specific Equipment Listed
Fifth Third Leasing Company	D941519	8/01/02	N/A	N/A	Specific Equipment listed
Bank of the West	45530C	9/26/02	N/A	Termination 2002006284-2 11/05/02	All equipment, general intangibles and all modifications covered by Equipment Lease Agreement dated 8/14/02
Signode Packaging Systems	2002019971-4	12/06/02	N/A	N/A	Debtor’s inventory of Signode Steel and Plastic Packaging Strapping on the Debtor’s Plant in Missouri
Toyota Motor Credit Corporation	2003042726-6	3/05-03	N/A	N/A	In lieu filing re California UCC-1 financing statements
NMHG Financial Services, Inc.	2003055481-1	3/24/03	N/A	N/A	All of the equipment now hereafter leased by lessor to lessee
The CIT Group/Equipment Financing, Inc.	2003086865-2	5/06/03	N/A	N/A	In Lieu filing & additional collateral
Barloworld Handling	2003169666-0	9/08/03	N/A	N/A	Parts inventory to support the Hyster Forklift Fleet
Bank of America, N.A.	2003216389-0	11/12/03	N/A	N/A	All purchased receivables and proceeds
LeaseNet Group, Inc	2003242165-8	12/19/03	N/A	N/A	All equipment, software and other personal property described on Master Equipment Lease dated November 20, 2003
Signode Container Industry Systems	2004023395-2	02/03/04	N/A	N/A	Debtor’s inventory of Signode Steel and Plastic Packaging Strapping on the Debtor’s Plant in Janesville, WI
The CIT Group/Equipment Financing, inc	2004073417-0	04/09/04	N/A	N/A	Specific Equipment Listed

	Original	Original
Secured Party	Filing No.	File Date	Continuation	Amendments	Collateral
Signode Container Industry Systems	2004078355-3	04/19/04	N/A	N/A	Debtor’s Inventory of Signode Steel And plastic Packaging Strapping on the Debtor’s plant in White Bear Lake, MN
The Fifth Third Leasing Company	200407848-3	04/19/04	N/A	N/A	Equipment Owned by Fifth Third Leasing Co.
The CIT Group/Equipment Financing, Inc.	200410765-2	05/18/04	N/A	N/A	Specific Equipment Listed
Citibank, N.A.	2004131047-6	08/04/04	N/A	N/A	Accounts Receivable from The Stanley Works Co.
Weyerhaeuser Company	2004155596-7	08/04/04	N/A	N/A	All Southern Yellow Pine Softwood lumber Which contains The Mill number Of a Weyerhaeuser Mill.
Fifth Third Bank, Western Michigan	2004170208-5	08/26/04	N/A	N/A	Specific Equipment Listed
DEBTOR: Universal Forest Products Nova Scotia ULC

Original
		Filing	Original
Secured Party	Jurisdiction	No.	File Date	Continuation	Amendments	Collateral
N/A	Michigan SOS	N/A	N/A	N/A	N/A	N/A
N/A	Novia Scotia, Canada	N/A	N/A	N/A	N/A	N/A
DEBTOR: Universal Forest Products RMS, LLC

	Original	Original
Secured Party	Filing No.	File Date	Continuation	Amendments	Collateral
Bank of America, N.A.	2003216390-3	11/12/03	N/A	N/A	All Purchased Receivables And proceeds thereof
DEBTOR: UFP Transportation, Inc.

	Original	Original
Secured Party	Filing No.	File Date	Continuation	Amendments	Collateral
The Fifth Third Leasing company	2004078478-3	04/19/04	N/A	N/A	Equipment Owned by Fifth Third Leasing Co., Lessor and Leased by UFP Transportation

DEBTOR: Universal Forest Products Indiana Limited Partnership

	Original	Original
Secured Party	Filing No.	File Date	Continuation	Amendments	Collateral
Citicorp Del Lease, Inc., As Agent for Harrison Credit Corp.	D771799	05/08/01	N/A	N/A	Specific Equipment
DEBTOR: Universal Forest Products Texas Limited Partnership

	Original	Original
Secured Party	Filing No.	File Date	Continuation	Amendments	Collateral
Fifth Third Leasing Co.	2004209763-7	10/26/04	N/A	N/A	Lease of listed Equipment Under schedule No. 2 dated September 26, 2004 Master Lease Agreement
Fifth Third Leasing Co.	2003107485-2	06/04/03	N/A	N/A	Equipment Owned by Fifth Third Leasing Co., Lessor and Leased by Universal Forest Products Texas LP
Fifth Third Leasing Co.	2003107525-8	06/04/03	N/A	N/A	Equipment Owned by Fifth Third Leasing Co., Lessor and Leased by Universal Forest Products, Inc. Forest Products Texas LP
Universal Forest Products RMS, LLC	2003172856-8	09/11/03	N/A	N/A	Debtor is Selling to SP all Of its accounts Receivable and All related Instruments, Chattel paper, Payment Intangibles, Notes on Contact rights

	Original	Original
Secured Party	Filing No.	File Date	Continuation	Amendments	Collateral
The Fifth Third Leasing Company	2004001965-5	01/05/04	N/A	N/A	Equipment Owned by Fifth Third Leasing Co., Lessor and Leased by Universal Forest Products Texas LP
Weyerhaeuser Company	2004155600-8	08/04/04	N/A	N/A	All Southern Yellow Pine Softwood Lumber which Contains the Mill number of A Weyerhaeuser Mill with the Southern Pine Inspection Bureau of Grade stamp
DEBTOR: Universal Forest Products Holding Company, Inc.

	Original	Original
Secured Party	Filing No.	File Date	Continuation	Amendments	Collateral
Weyerhaeuser Company	2004155598-1	08/04/04	N/A	N/A	All Southern Yellow Pine Sotfwood Lumber which Contains the Mill number of Weyerhaeuser Mill with the Southern Pine Inspection Bureau of Grande stamp Weyerhaeuser Mill

DEBTOR: Universal Forest Products Western Division, Inc.

	Original	Original
Secured Party	Filing No.	File Date	Continuation	Amendments	Collateral
Carlson System Corp	D877601	2/25/02	N/A	N/A	Specific Equipment Listed
Fifth Third Bank, Chicago	2003007078-8	1/10/03	N/A	N/A	Specific Equipment Listed
MITek Industries, Inc.	2003024850-7	2/06/03	N/A	N/A	Lease of Specific Equipment
MiTek Industries, Inc.	2003067261-9	04/08/03	N/A	N/A	Lease of Specific Equipment
Universal Forest Products RMS, LLC	2003172854-4	9/11/03	N/A	N/A	Debtor is Selling to SP all Of it’s accounts Receivable and All instruments, Chattel paper, Payment Intangibles, Notes and Contact rights
The Fifth Third Leasing Company	2004009853-6	01/14/04	N/A	N/A	Equipment Owned by Fifth Third Leasing Co., Lessor and Leased by Universal Forest Products Western Division
Weyerhaeuser Company	2004155595-5	08/04/04	N/A	N/A	All Southern Yellow Pine Softwood Lumber which Contains the Mill number of Weyerhaeuser Mill with the Southern Pine Inspection Bureau of Grande stamp Weyerhaeuser Mill
DEBTOR: Shoffner Holding Company, Inc.

	Original	Original
Secured Party	Filing No.	File Date	Continuation	Amendments	Collateral
N/A	N/A	N/A	N/A	N/A	N/A

DEBTOR: Universal Forest Products Eastern Division, Inc.

	Original	Original
Secured Party	Filing No.	File Date	Continuation	Amendments	Collateral
Computer Sales International, Inc.	D876209	2/20/02	N/A	Assignment: First Bank of Highland Park 40859C 7/10/02	Lease of Specific Equipment
Fifth Third Bank Western Michigan	2002036928-4	12/16/02	N/A	N/A	Specific Equipment
Fifth Third Bank Western Michigan	2002039531-6	12/18/02	N/A	N/A	Specific Equipment
Fifth Third Bank Western Michigan	2002039591-2	12/18/02	N/A	N/A	Specific Equipment
Fifth Third Bank Chicago	2003007079-0	1/10/03	N/A	N/A	Specific Equipment
Fifth Third Leasing Co.	2003107491-5	6/04/03	N/A	N/A	Specific Equipment
Fifth Third Leasing Co.	2003107524-6	06/04/03	N/A	N/A	Specific Equipment
Universal Forest Products RMS, LLC	2003172853-2	9/11/03	N/A	N/A	Debtor is Selling to SP all Of it’s accounts Receivable and All instruments, Chattel paper, Payment Intangibles, Notes and Contract rights
Fifth Third Leasing Co.	2004078494-7	4/19/04	N/A	N/A	Specific Equipment
Fifth Third Leasing Co.	2004078495-9	4/19/04	N/A	N/A	Specific Equipment
Weyhaeuser Company	2004155597-9	08/04/04	N/A	N/A	All Southern Yellow Pine Softwood Lumber which Contains the Mill number of Weyerhaeuser Mill with the Southern Pine Inspection Bureau of Grade stamp Weyerhaeuser Mill.
New Holland Credit Company	2004164977-6	8/18/04	N/A	N/A	Precautionary Filing re specific Equipment Listed

DEBTOR: Universal Forest Products Shoffner LLC

	Original	Original
Secured Party	Filing No.	File Date	Continuation	Amendments	Collateral
Universal Forest Products, RMS LLC	2003172855- 6	9/11/03	N/A	N/A	Debtor is Selling to SP all Of it’s accounts Receivable and All instruments, Chattel paper, Payment Intangibles, Notes and Contact rights
DEBTOR: Universal Truss, Inc.

	Original	Original
Secured Party	Filing No.	File Date	Continuation	Amendments	Collateral
The CIT Group/Equipment Financing, Inc.	17082C	9/8/00	N/A	N/A	All of the Goods, Furniture, Fixtures and equipment and other Personal Property leased To lessee
The CIT Group/Equipment Financing, Inc.	17083C	9/8/00	N/A	N/A	All of the Goods, Furniture, Fixtures and Equipment and Other Personal Property leased to lessee
MiTek Industries, Inc.	2003024850-7	02/06/03	N/A	N/A	Lease of Specific Equipment
MiTek Industries, Inc.	2003067261-9	04/08/03	N/A	N/A	Lease of Specific Equipment
The Fifth Third Leasing Company	2004009852-4	1/14/04	N/A	N/A	Equipment Owned by Fifth Third Leasing Co., Lessor and Leased by Universal Truss
Weyerhauser Company	2004155601-0	08/04/04	N/A	N/A	All Southern Yellow Pine Softwood Lumber which Contains the Mill number of Weyerhaeuser Mill with the Southern Pine Inspection Bureau of Grand stamp Weyerhaeuser Mill

DEBTOR: Universal Forest Products Reclamation Center, Inc.

	Original	Original
Secured Party	Filing No.	File Date	Continuation	Amendments	Collateral
N/A	N/A	N/A	N/A	N/A	N/A
DEBTOR: Universal Forest Products of Modesto L.L.C.

	Original	Original
Secured Party	Filing No.	File Date	Continuation	Amendments	Collateral
Citicapital Commercial Leasing Corporation	2003038259-9	2/27/03	N/A	N/A	Specific Equipment
Universal Forest Products RMS, LLC	2003172858-2	9/11/03	N/A	N/A	Debtor is Selling to SP all Of it’s accounts receivable and All instruments, Chattel paper, Payment Intangibles, Notes and Contract rights
DEBTOR: Tresstar, LLC

	Original	Original
Secured Party	Filing No.	File Date	Continuation	Amendments	Collateral
N/A	N/A	N/A	N/A	N/A	N/A
DEBTOR: UFP Ventures, Inc.

	Original	Original
Secured Party	Filing No.	File Date	Continuation	Amendments	Collateral
Universal Forest Products RMS, LLC	2003172859-4	9/11/03	N/A	N/A	Debtor is Selling to SP all Of it’s accounts receivable and All instruments, Chattel paper, Payment Intangibles, Notes and Contract rights

DEBTOR: Consolidated Building Components, Inc.

	Original	Original
Secured Party	Filing No.	File Date	Continuation	Amendments	Collateral
N/A	N/A	N/A	N/A	N/A	N/A
DEBTOR: UFP Real Estate, Inc.

	Original	Original
Secured Party	Filing No.	File Date	Continuation	Amendments	Collateral
N/A	N/A	N/A	N/A	N/A	N/A
DEBTOR: Syracuse Real Estate, LLC

	Original	Original
Secured Party	Filing No.	File Date	Continuation	Amendments	Collateral
N/A	N/A	N/A	N/A	N/A	N/A
DEBTOR: UFP Ventures II, Inc.

	Original	Original
Secured Party	Filing No.	File Date	Continuation	Amendments	Collateral
Universal Forest Products RMS, LLC	2003172860-7	9/11/03	N/A	N/A	Debtor is Selling to SP all Of it’s accounts Receivable and All instruments, chattel paper, payment intangibles, notes and contract rights

Schedule 4.5
Schedule of Material Litigation and Contingent Obligations
NONE

Schedule 4.12
List of Existing Environmental Conditions

		Amount Accrued
		for Remediation
Subsidiary	Location of Facility	as of 11/27/04

Universal Forest Products Eastern Division, Inc.

	Auburndale, Florida	$9,574
	Elizabeth City, North Carolina	$1,189,727
	Stockertown, Pennsylvania	$151,921
	Union City, Georgia	$30,285
	Janesville, Wisconsin	$194,492

Universal Forest Products Texas Limited Partnership

	Schertz, Texas	$212,745

Universal Forest Products Western Division, Inc.

	Thornton, California	$72,936

Treating Services of Minnesota, LLC
	White Bear Lake, Minnesota	$416,089

Total		$2,277,769

Schedule 5.2(d)
Schedule of Liens

Amount of
Secured Debt
Name of Secured Party	Name of Debtor	as of 11/27/04	Description

See Attached UCC Search Schedule	See Attached UCC Search Schedule	N/A	Operating Leases

Schedule 5.2(h)
List of Existing Investments, Loans and Advances

		Balance
Legal Entity	Description	as of 11/27/04

Universal Forest Products, Inc.	Officers Stock Notes Receivable	$831,991
	Employers’ Stock Assistance Receivable	$743,122
	Fleetfoot Note Receivable	27,792
	Superior Note Receivable	111,880
	Cadevick Note Receivable	177,561
	(1) Cash Surrender Value of Investments for Deferred Compensation	—
	(1) Current Market Value of Investments for Deferred Compensation	—

Universal Forest Products Western Division, Inc.	CHC Enterprises Note Receivable	367

Total Investments, Loans and Advances		$1,892,713

(1)
These assets have an offsetting liability on the company’s balance sheet representing an obligation for future distribution to officers and directors of the company; therefore, the assets are not scheduled

SCHEDULE 5.2(i)
Restrictive Agreement
None